EXHIBIT 32.1

Viisage Technology, Inc.

296 Concord Road, Third Floor

Billerica, MA 01821

November 10, 2004

Securities and Exchange Commission

450 5th Street, NW

Washington, DC 20549

Re: Certification Of Principal Executive Officer Pursuant To 18 U.S.C. Sec. 1350

Dear Ladies and Gentlemen:

In connection with the accompanying Quarterly Report on Form 10-Q of Viisage Technology, Inc., for the quarter ended September 26, 2004, I, Bernard C. Bailey, President and Chief Executive Officer of Viisage Technology, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) such Quarterly Report on Form 10-Q of Viisage Technology, Inc., for the quarter ended September 26, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in such Quarterly Report on Form 10-Q of Viisage Technology, Inc., for the quarter ended September 26, 2004, fairly presents, in all material respects, the financial condition and results of operations of Viisage Technology, Inc.

By:	/s/ Bernard C. Bailey
Bernard C. Bailey
President and Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Viisage Technology, Inc. and will be retained by Viisage Technology, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

In accordance with Item 601 of Regulation S-K, this certification is being “furnished” as Exhibit 32.1 to Viisage Technology, Inc.’s quarterly report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.